AEGIS VALUE FUND, INC.

Supplement Dated October 27, 2004 to the
Prospectus dated December 31, 2003

     BGB Fund Services, Inc., the Fund Administrator, has voluntarily reduced its fee for services in connection with the Fund Services Agreement between the Fund and BGB Fund Services, Inc. Effective October 15, 2004, the fee schedule was amended to provide for a temporary fund services fee of 0.25% on Fund assets up to $200 million and 0.10% on Fund assets in excess of $200 million. This voluntary fee amendment will remain in effect until May 1, 2005 and BGB Fund Services, Inc. will continue to provide the same level of services to the Fund during this period.